Residential Loans at Amortized Cost, Net - Aging of Past Due Residential Loans Portfolio Accounted for at Amortized Cost (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Financing Receivable, Recorded Investment, Aging [Abstract]
30-59 Days Past Due	$ 22,876	$ 18,798	$ 23,543
60-89 Days Past Due	8,901	7,186	13,215
90 Days or More Past Due	51,516	54,836	66,623
Total Past Due	83,293	80,820	103,381
Current	1,289,790	1,328,371	1,407,375
Total	1,373,083	1,409,191	1,510,756
Non- Accrual Loans	$ 51,516	$ 54,836	$ 66,623